Exhibit 10.1

1LIFE HEALTHCARE, INC.

AMENDED AND RESTATED

INVESTOR RIGHTS AGREEMENT

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TABLE OF CONTENTS

(CONTINUED)

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1LIFE HEALTHCARE, INC.

AMENDED AND RESTATED

INVESTOR RIGHTS AGREEMENT

THIS AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT (the “Agreement”) is entered into as of the 21st day of August, 2018, by and among 1LIFE HEALTHCARE, INC., a Delaware corporation (the “Company”), and the investors listed on Exhibit A hereto, referred to hereinafter as the “Investors” and each individually as an “Investor.”

RECITALS

WHEREAS, certain of the Investors are purchasing shares of the Company’s Series I Preferred Stock (the “Series I Stock”) pursuant to that certain Series I Preferred Stock Purchase Agreement (the “Purchase Agreement”) of even date herewith (the “Financing”);

WHEREAS, the obligations in the Purchase Agreement are conditioned upon the execution and delivery of this Agreement;

WHEREAS, certain of the Investors (the “Prior Investors”) are holders of the Company’s Series A Preferred Stock (the “Series A Stock”), Series B Preferred Stock (the “Series B Stock”), Series C Preferred Stock (the “Series C Stock”), Series D Preferred Stock (the “Series D Stock”), Series E Preferred Stock (the “Series E Stock”), Series F Preferred Stock (the “Series F Stock”), Series G Preferred Stock (the “Series G Stock”) and Series H Preferred Stock (the “Series H Stock” and together with the Series A Stock, Series B Stock, Series C Stock, Series D Stock, Series E Stock, Series F Stock, Series G Stock and Series I Stock, the “Preferred Stock”);

WHEREAS, the Prior Investors and the Company are parties to an Amended and Restated Investor Rights Agreement dated November 24, 2015 (the “Prior Agreement”);

WHEREAS, the parties to the Prior Agreement desire to amend and restate the Prior Agreement and accept the rights and covenants hereof in lieu of their rights and covenants under the Prior Agreement; and

WHEREAS, pursuant to Section 5.5 of the Prior Agreement, such agreement may only be modified as set forth herein by way of a written instrument signed by the Company and certain of the undersigned Investors, which this Agreement constitutes; and

WHEREAS, in connection with the consummation of the Financing, the Company and the Investors have agreed to the registration rights, information rights, and other rights as set forth below.

NOW, THEREFORE, in consideration of these premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. GENERAL.

1.1 Amendment and Restatement of Prior Agreement. The Prior Agreement is hereby amended in its entirety and restated herein. Such amendment and restatement is effective upon the execution of this Agreement by the Company and the holders of sixty-five percent (65%) of the Registrable Securities held by the Prior Investors outstanding as of the date of this Agreement immediately prior to the closing of the Financing. Upon such execution, all provisions of, rights granted and covenants made in the Prior Agreement are hereby waived, released and superseded in their entirety and shall have no further force or effect, including, without limitation, all rights of first refusal set forth in Section 4 and any notice period associated therewith otherwise applicable to the transactions contemplated by the Purchase Agreement.

1.2 Definitions. As used in this Agreement the following terms shall have the following respective meanings:

(a) “Affiliate” of any Person means a Person that directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with the first mentioned Person, including without limitation any general partner, managing member, officer or director of such Person or any venture capital fund now or hereafter existing that is controlled by one or more general partners or managing members of, or shares the same management company with, such Person or any investment fund, managed account vehicle, collective investment scheme or comparable investment vehicle (“Fund”) now or hereafter existing that shares the same management company or registered investment advisor with such Person or any Fund now or hereafter existing that is controlled by, under common control with, managed or advised by the same management company or registered investment advisor that controls, is under common control with, manages or advises the Fund that controls such Person. A Person shall be deemed to control another Person if such first Person possesses directly or indirectly the power to direct, or cause the direction of, the management and policies of the second Person, whether through the ownership of voting securities, by contract or otherwise.

(b) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(c) “Form S-3” means such form under the Securities Act as in effect on the date hereof or any successor or similar registration form under the Securities Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

(d) “Holder” means any person owning of record Registrable Securities that have not been sold to the public or any assignee of record of such Registrable Securities in accordance with Section 2.9 hereof.

(e) “Initial Offering” means the Company’s first firm commitment underwritten public offering of its Common Stock Registered under the Securities Act.

(f) “Person” means an individual or group of individuals, a corporation, an association, a limited or general partnership, a limited liability company, an estate, a trust, and any other entity or organization, governmental or otherwise.

(g) “Register,” “registered,” and “registration” refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document.

(h) “Registrable Securities” means (a) Common Stock of the Company issuable or issued upon conversion of the Shares; (b) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, such above-described securities; (c) any equity securities issued or issuable with respect to the Shares described in clauses (a) or (b) above by

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way of combination of stock or shares, recapitalization, merger, consolidation or other reorganization and, for purposes of Sections 2.3, 2.4, 2.5, 2.6, 2.7, 2.8, 2.11, 2.12 and 2.13 only; and (d) shares of Common Stock issued or issuable upon conversion of the Series C Stock, Series D Stock, Series E Stock and Series G Stock issued or issuable upon exercise of the Warrants. Notwithstanding the foregoing, Registrable Securities shall not include any securities (i) sold by a person to the public either pursuant to a registration statement or Rule 144, (ii) sold in a private transaction in which the transferor’s rights under Section 2 of this Agreement are not assigned or (iii) held by a Holder (together with its Affiliates) if the Company has completed its Initial Offering and all shares of Common Stock of the Company issuable or issued upon conversion of the Shares held by and issuable to such Holder (and its Affiliates) can be immediately sold without registration in compliance with Rule 144 during any ninety (90) day period.

(i) “Registrable Securities then outstanding” shall be the number of shares of the Company’s Common Stock that are Registrable Securities and either (a) are then issued and outstanding or (b) are issuable pursuant to then exercisable, convertible and/or exchangeable securities.

(j) “Registration Expenses” shall mean all expenses incurred by the Company in complying with Sections 2.2, 2.3 and 2.4 hereof, including, without limitation, all registration and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, reasonable fees and disbursements of a single special counsel for the Holders, blue sky fees and expenses and the expense of any regular or special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company, underwriting discounts and commissions, stock transfer taxes, and fees of accountants for the Holders and additional counsel to the Holders).

(k) “SEC” or “Commission” means the Securities and Exchange Commission.

(l) “Securities Act” shall mean the Securities Act of 1933, as amended.

(m) “Selling Expenses” shall mean all underwriting discounts and selling commissions applicable to the sale.

(n) “Shares” shall mean the shares of the Company’s Series I Stock issued pursuant to the Purchase Agreement (or in connection with the transactions contemplated thereby) and shares of the Company’s Series A Stock, Series B Stock, Series C Stock, Series D Stock, Series E Stock, Series F Stock, Series G Stock and Series H Stock held from time to time by the Investors listed on Exhibit A hereto and their permitted assigns.

(o) “Special Registration Statement” shall mean (i) a registration statement relating to any employee benefit plan or (ii) with respect to any corporate reorganization or transaction under Rule 145 of the Securities Act, any registration statements related to the issuance or resale of securities issued in such a transaction or (iii) a registration related to stock issued upon conversion of debt securities.

(p) “Warrants” shall mean (i) those certain warrants held by Silicon Valley Bank (A) dated February 26, 2010 to purchase shares of Series C Stock, (B) dated June 28, 2011 to purchase shares of Series D Stock, (C) dated January 29, 2013 to purchase shares of Series E Stock, and (D) dated January 26, 2015 to purchase shares of Series G Stock; (ii) that certain warrant to purchase shares of Series G Stock held by Benchmark Capital Partners V, L.P. dated October 3, 2015; (iii) that certain warrant to purchase shares of Series G Stock held by Oak Investment Partners XII, Limited Partnership dated October 5, 2015; (iv) that certain warrant to purchase shares of Series G Stock held by Maverick Fund II, Ltd. dated October 7, 2015; (v) that certain warrant to purchase shares of Series G Stock held by GV

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2013, L.P. dated December 5, 2015; (vi) that certain warrant to purchase shares of Series G Stock held by DAG Ventures IV, L.P. dated October 12, 2015; (vii) that certain warrant to purchase shares of Series G Stock held by DAG Ventures IV-QP, L.P. dated October 12, 2015; (viii) that certain warrant to purchase shares of Series G Stock held by Redmile Capital Offshore Fund II, Ltd. dated October 14, 2015; (ix) that certain warrant to purchase shares of Series G Stock held by Redmile Private Investments I, LP dated October 14, 2015; (x) that certain warrant to purchase shares of Series G Stock held by Redmile Private Investments I Affiliates, LP dated October 14, 2015; (xi) that certain warrant to purchase shares of Series G Stock held by Allen Partners Fund I LP dated October 28, 2015; (xii) that certain warrant to purchase shares of Series G Stock held by Robert Lowe dated October 28, 2015; (xiii) that certain warrant to purchase shares of Series G Stock held by John Koski dated October 28, 2015; (xiv) that certain warrant to purchase shares of Series G Stock held by Dignity Health dated November 4, 2015; and (xv) that certain warrant to purchase shares of Series G Stock held by Redmile Strategic Master Fund, LP, a Cayman Island limited partnership dated December 1, 2017.

SECTION 2. RESTRICTIONS ON TRANSFER; REGISTRATION.

2.1 Restrictions on Transfer.

(a) Each Holder agrees not to make any sale, assignment, transfer, pledge or other disposition of all or any portion of the Shares or Registrable Securities, or any beneficial interest therein, unless and until:

(i) there is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

(ii) (A) The Holder has complied with all of the provisions of this Agreement and that certain Right of First Refusal and Co-Sale Agreement by and between the parties and dated as of the date hereof, (B) transferee has agreed in writing for the benefit of the Company to take and hold such Shares or Registrable Securities subject to, and to be bound by, the terms of this Agreement, (C) such Holder shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (D) if reasonably requested by the Company, such Holder shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such shares under the Securities Act. It is agreed that the Company will not require opinions of counsel for transactions made pursuant to Rule 144, except in unusual circumstances, or for transfers to Affiliated entities. After its Initial Offering, the Company will not require any transferee pursuant to Rule 144 to be bound by the terms of this Agreement or a statement of the circumstances surrounding the proposed disposition if the shares so transferred do not remain Registrable Securities hereunder following such transfer.

(b) Notwithstanding the provisions of subsection (a) above:

(i) no such restriction shall apply to a transfer by a Holder that is (A) a partnership transferring to its partners or former partners in accordance with partnership interests or to the estate of any such partner or former partner or the transfer by gift, will or intestate succession of any partner to his or her spouse or to the siblings, lineal descendants or ancestors of such partner or his or her spouse, (B) a corporation transferring to a wholly-owned subsidiary or a parent corporation that owns all of the capital stock of the Holder, (C) a limited liability company transferring to its members or former members in accordance with their interest in the limited liability company, (D) an individual transferring to the Holder’s immediate family member or trust for the benefit of an individual Holder, (E) to an Affiliate or (F) to the Company or another Holder; provided that in each case the transferee will agree in writing to be subject (to the extent not already subject) to the terms of this Agreement to the same extent as if he or she were an original Holder hereunder; and

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(ii) After the third anniversary of the Closing (as defined in the Purchase Agreement), Carlyle Partners VII Holdings, L.P. (“Carlyle”) shall be entitled to sell or otherwise transfer all or part of its Shares or Registrable Securities to one or more unaffiliated third parties, provided that such transferee will agree in writing to be subject (to the extent not already subject) to the terms of this Agreement to the same extent as if he, she or it were an original Holder hereunder.

(c) Each certificate representing Shares or Registrable Securities shall (unless otherwise permitted by the terms of this Agreement) be stamped or otherwise imprinted with legends substantially similar to the following (in addition to any legend required under applicable state securities laws):

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS PURSUANT TO REGISTRATION OR AN EXEMPTION THEREFROM. THE COMPANY MAY REQUIRE AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION OTHERWISE COMPLIES WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

THE SALE, PLEDGE, HYPOTHECATION OR TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN INVESTOR RIGHTS AGREEMENT BY AND BETWEEN THE STOCKHOLDER AND THE COMPANY. COPIES OF SUCH AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY.

(d) The Company shall be obligated to reissue promptly unlegended certificates at the request of any Holder thereof if the Company has completed its Initial Offering and the Holder shall have obtained an opinion of counsel (which counsel may be counsel to the Company) reasonably acceptable to the Company to the effect that the securities proposed to be disposed of may lawfully be so disposed of without registration, qualification and legend, provided that the second legend listed above shall be removed only at such time as the Holder of such certificate is no longer subject to any restrictions hereunder (except that the Company shall not require an opinion of counsel in connection with transfers to Affiliated entities or pursuant to Rule 144).

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(e) Any legend endorsed on an instrument pursuant to applicable state securities laws and the stop-transfer instructions with respect to such securities shall be removed upon receipt by the Company of an order of the appropriate blue sky authority authorizing such removal.

2.2 Demand Registration.

(a) Subject to the conditions of this Section 2.2, if the Company shall receive a written request from (x) beginning on the earlier of (i) five (5) years after the date of this Agreement and (ii) six (6) months after the Company’s Initial Offering, the Holders of at least sixty-five percent (65%) of the Registrable Securities then outstanding (the “Preferred Initiating Holders”) or (y) beginning six (6) months after the Company’s Initial Offering, Carlyle or any of its Affiliates holding Registrable Securities (the “Carlyle Initiating Holders” and, together with the Preferred Initiating Holders, the “Initiating Holders”), in each case, that the Company file a registration statement under the Securities Act for an underwritten public offering with an anticipated aggregate offering price in excess of $50,000,000, then the Company shall, within thirty (30) days of the receipt thereof, give written notice of such request to all Holders, and subject to the limitations of this Section 2.2, effect, as expeditiously as reasonably possible, the registration under the Securities Act of all Registrable Securities that all Holders request to be registered.

(b) All Holders proposing to distribute their securities pursuant to a registration under this Section 2.2 shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by (i) the Holders of a majority of the Registrable Securities held by all Preferred Initiating Holders or (ii) the Carlyle Initiating Holders, as applicable (which underwriter or underwriters, in each case, shall be reasonably acceptable to the Company). The right of any Holder to include its Registrable Securities shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein (unless otherwise mutually agreed by such Holder and (x) the Holders of a majority of the Registrable Securities held by all Preferred Initiating Holders or (y) the Carlyle Initiating Holders, as applicable, with respect to such participation and inclusion). If a person who has requested inclusion in such registration as provided in Section 2.2(a) does not agree to the terms of any such underwriting, such person shall be excluded therefrom by written notice from the Company, the underwriter or the applicable Initiating Holders. Notwithstanding any other provision of this Section 2.2 or Section 2.4, if the underwriter advises the Company that marketing factors require a limitation of the number of securities to be underwritten (including Registrable Securities) then the Company shall so advise all Holders of Registrable Securities that would otherwise be underwritten pursuant hereto, and (A) in the case of a registration requested by the Preferred Initiating Holders, the number of shares that may be included in the underwriting shall be allocated to the Holders of such Registrable Securities on a pro rata basis based on the number of Registrable Securities held by all such Holders (including the Initiating Holders) or in such other proportion as shall be agreed by all holders of Registrable Securities participating in the underwriting and (B) in the case of a registration requested by the Carlyle Initiating Holders, the number of shares that may be included in the underwriting shall be allocated first to the Carlyle Initiating Holders and then to the Holders of such Registrable Securities on a pro rata basis based on the number of Registrable Securities held by all such Holders (excluding the Carlyle Initiating Holders) or in such other proportion as shall be agreed by the Carlyle Initiating Holders and all other holders of Registrable Securities participating in the underwriting; provided, however, that the number of shares of Registrable Securities to be included in such underwriting and registration shall not be reduced unless all other securities of the Company not included in the request by the Initiating Holders are first entirely excluded from the underwriting and registration. Any Registrable Securities excluded or withdrawn from such underwriting shall be withdrawn from the registration. For purposes of the provision in this Section 2.2(b) concerning apportionment, for any Holder that is a partnership, limited liability company, or corporation, the partners, retired partners, members, retired members, stockholders,

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and Affiliates of such Holder, or the estates and immediate family members of any such partners, retired partners, members, and retired members and any trusts for the benefit of any of the foregoing Persons, shall be deemed to be a single “Holder”, and any pro rata reduction with respect to such “Holder” shall be based upon the aggregate number of Registrable Securities owned by all Persons included in such “Holder”, as defined in this sentence.

(c) The Company shall not be required to effect a registration pursuant to this Section 2.2:

(i) after the Company has effected (x) two (2) registrations pursuant to this Section 2.2 at the request of the Preferred Initiating Holders and (y) two (2) registrations pursuant to this Section 2.2 at the request of the Carlyle Initiating Holders, and such registrations have been declared or ordered effective and pursuant to which securities have been sold (other than if the Holders elected not to sell securities pursuant to such registration);

(ii) during the period starting with the date of filing of, and ending on the date one hundred eighty (180) days following the effective date of a registration statement pertaining to a public offering subject to Section 2.3, other than pursuant to a Special Registration Statement; provided that the Company makes reasonable good faith efforts to cause such registration statement to become effective;

(iii) if within thirty (30) days of receipt of a written request from Initiating Holders pursuant to Section 2.2(a), the Company gives notice to the Holders of the Company’s intention to file a registration statement for a public offering subject to Section 2.3, other than pursuant to a Special Registration Statement within ninety (90) days of the Company’s giving such notice; provided that the Company makes reasonable good faith efforts to cause such registration statement to become effective;

(iv) if the Company shall furnish to Holders requesting a registration statement pursuant to this Section 2.2 a certificate signed by the Chairman of the Board stating that, in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such registration statement to be effected at such time, in which event the Company shall have the right to defer such filing for a period of not more than one hundred twenty (120) days after receipt of the request of the Initiating Holders; provided that such right to delay a request shall be exercised by the Company not more than once in any twelve (12) month period; and provided, further that the Company shall not register any securities for the account of itself or any other stockholder during such one hundred twenty (120) day period (other than pursuant to a Special Registration Statement);

(v) if the Initiating Holders propose to dispose of shares of Registrable Securities that may be immediately registered on Form S-3 pursuant to a request made pursuant to Section 2.4 below; or

(vi) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance.

2.3 Piggyback Registrations. The Company shall notify all Holders of Registrable Securities in writing at least fifteen (15) days prior to the filing of any registration statement under the Securities Act for purposes of a public offering of securities of the Company (including, but not limited to, registration statements relating to secondary offerings of securities of the Company, but excluding Special Registration Statements and registration in connection with any consolidation, merger, or

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reorganization, or with any employee benefit plan) and will afford each such Holder an opportunity to include in such registration statement all or part of such Registrable Securities held by such Holder. Each Holder desiring to include in any such registration statement all or any part of the Registrable Securities held by it shall, within fifteen (15) days after the above-described notice from the Company, so notify the Company in writing. If a Holder decides not to include all of its Registrable Securities in any registration statement thereafter filed by the Company, such Holder shall nevertheless continue to have the right to include any Registrable Securities in any subsequent registration statement or registration statements as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein.

(a) Underwriting. If the registration statement of which the Company gives notice under this Section 2.3 is for an underwritten offering, the Company shall so advise the Holders of Registrable Securities. In such event, the right of any such Holder to include Registrable Securities in a registration pursuant to this Section 2.3 shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their Registrable Securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. Notwithstanding any other provision of this Agreement, the Company and the underwriter may in their discretion limit the number of shares to be underwritten, in which case the number of shares to be underwritten shall be allocated first to the Company and then to the Holders on a pro rata basis based on the total number of Registrable Securities held by the Holders; provided, however, that no such reduction shall reduce the amount of securities of the selling Holders included in the registration below twenty-five percent (25%) of the total amount of securities included in such registration, unless such offering is the Initial Offering and such registration does not include shares of any other selling stockholder, in which event any or all of the Registrable Securities of the Holders may be excluded in accordance with the immediately preceding clause. In no event will shares of any other selling stockholder be included in such registration that would reduce the number of shares which may be included by Holders without the written consent of Holders of a majority of the Registrable Securities proposed to be sold in the offering. If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the underwriter, delivered at least ten (10) business days prior to the effective date of the registration statement. Any Registrable Securities excluded or withdrawn from such underwriting shall be excluded and withdrawn from the registration. For any Holder which is a partnership, limited liability company or corporation, Affiliates of such Holder, partners, retired partners, members, retired members and stockholders of such Holder, or the estates and family members of any such partners, retired partners, members and retired members and any trusts for the benefit of any of the foregoing Persons shall be deemed to be a single “Holder,” and any pro rata reduction with respect to such “Holder” shall be based upon the aggregate amount of shares carrying registration rights owned by all Persons included in such “Holder,” as defined in this sentence.

(b) Right to Terminate Registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 2.3 whether or not any Holder has elected to include securities in such registration. The Registration Expenses of such withdrawn registration shall be borne by the Company in accordance with Section 2.5 hereof.

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2.4 Form S-3 Registration. In case the Company shall receive from any Holder of Registrable Securities a written request or requests that the Company effect a registration on Form S-3 (or any successor to Form S-3) or any similar short-form registration statement and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, the Company will:

(a) promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders of Registrable Securities; and

(b) as soon as practicable, effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder’s or Holders’ Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within fifteen (15) days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance pursuant to this Section 2.4:

(i) after the Company has effected two (2) registrations pursuant to this Section 2.4 within the twelve (12) month period preceding the date of such request, and such registrations have been declared or ordered effective;

(ii) if Form S-3 is not available for such offering by the Holders;

(iii) if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public of less than five million dollars ($5,000,000);

(iv) if within thirty (30) days of receipt of a written request from any Holder or Holders pursuant to this Section 2.4, the Company gives notice to such Holder or Holders of the Company’s intention to make a public offering within ninety (90) days, other than pursuant to a Special Registration Statement; provided that the Company makes reasonable good faith efforts to cause such registration statement to become effective;

(v) if the Company shall furnish to the Holders a certificate signed by the Chairman of the Board of Directors of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such Form S-3 registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than one hundred twenty (120) days after receipt of the request of the Holder or Holders under this Section 2.4; provided that such right to delay a request shall be exercised by the Company not more than once in any twelve (12) month period; provided, further, that the Company shall not register any securities for the account of itself or any other stockholder during such one hundred twenty (120) day period (other than pursuant to a Special Registration Statement); or

(vi) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance.

(c) Subject to the foregoing, the Company shall file a Form S-3 registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the requests of the Holders. Registrations effected pursuant to this Section 2.4 shall not be counted as demands for registration or registrations effected pursuant to Section 2.2.

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2.5 Expenses of Registration. Except as specifically provided herein, all Registration Expenses (inclusive of one counsel to the Holders not to exceed $30,000 and exclusive of underwriting discounts and commissions, stock transfer taxes, and fees of accountants for the Holders and additional counsel to the Holders) incurred in connection with any registration, qualification or compliance pursuant to Sections 2.2, 2.3 or 2.4 herein shall be borne by the Company. All Selling Expenses incurred in connection with any registrations hereunder shall be borne by the holders of the securities so registered and sold pro rata on the basis of the number of shares so registered and sold. The Company shall not, however, be required to pay for expenses of any registration proceeding begun pursuant to Section 2.2 or 2.4, the request of which has been subsequently withdrawn by the applicable Initiating Holders unless (a) the withdrawal is based upon material adverse Company-specific information of which such Initiating Holders were not aware at the time of such request, or (b) the Holders of a majority of Registrable Securities (or, in the case of a registration requested by the Carlyle Initiating Holders, the Carlyle Initiating Holders) agree to deem such registration to have been effected as of the date of such withdrawal for purposes of determining whether the Company shall be obligated pursuant to Section 2.2(c)(i) to undertake any subsequent registration, in which event such right shall be forfeited by all Holders (or, in the case of a registration requested by the Carlyle Initiating Holders, the Carlyle Initiating Holders). If the Holders are required to pay the Registration Expenses, such expenses shall be borne by the holders of securities (including Registrable Securities) requesting such registration in proportion to the number of shares for which registration was requested.

2.6 Obligations of the Company. Whenever required to effect the registration of any Registrable Securities, the Company shall, at its expense and as expeditiously as reasonably possible:

(a) prepare and file with the SEC a registration statement with respect to such Registrable Securities and use all reasonable efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for up to sixty (60) days or, if earlier, until the Holder or Holders have completed the distribution related thereto; provided, however, that at any time, upon written notice to the participating Holders and for a period not to exceed sixty (60) days thereafter (the “Suspension Period”), the Company may delay the effectiveness of any registration statement or suspend the use or effectiveness of any registration statement (and the applicable Initiating Holders hereby agree not to offer or sell any Registrable Securities pursuant to such registration statement during the Suspension Period) if the Company reasonably believes that there is or may be in existence material nonpublic information or events involving the Company, the failure of which to be disclosed in the prospectus included in the registration statement could result in a Violation (as defined below); and, provided, further, that in the case of any registration of Registrable Securities on Form S-3 which are intended to be offered on a continuous or delayed basis, such sixty (60) day period shall be extended to a period of one (1) year. In the event that the Company shall exercise its right to delay or suspend the filing or effectiveness of a registration hereunder, the applicable time period during which the registration statement is to remain effective shall be extended by a period of time equal to the duration of the Suspension Period. The Company may extend the Suspension Period for an additional consecutive sixty (60) days with the consent of the holders of a majority of the Registrable Securities registered under the applicable registration statement, which consent shall not be unreasonably withheld. No more than two (2) such Suspension Periods shall occur in any twelve (12) month period. If so directed by the Company, all Holders registering shares under such registration statement shall (i) not offer to sell any Registrable Securities pursuant to the registration statement during the period in which the delay or suspension is in effect after receiving notice of such delay or suspension; and (ii) use reasonable efforts to deliver to the Company (at the Company’s expense) all copies, other than permanent file copies then in such Holders’

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possession, of the prospectus relating to such Registrable Securities current at the time of receipt of such notice. Notwithstanding the foregoing, the Company shall not be required to file, cause to become effective or maintain the effectiveness of any registration statement other than a registration statement on Form S-3 that contemplates a distribution of securities on a delayed or continuous basis pursuant to Rule 415 under the Securities Act. Before filing a registration statement, the Company will furnish the Holders of Registrable Securities covered by such registration statement, the underwriters, if any, and any attorney, accountant or other agent retained by any such Holders of Registrable Securities or underwriters copies of all such documents proposed to be filed, which documents will be subject to reasonable review and comment of such Holders, their counsel and underwriters, if any, and will not file any registration statement to which the Holders of at least a majority of the Registrable Securities covered by such registration statement or the underwriter, if any, shall, for reasonable reasons, object.

(b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to keep such registration statement effective or comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement for the period set forth in subsection (a) above.

(c) Furnish to the Holders, without charge, such number of copies of a prospectus including a preliminary prospectus, and any amendment of or supplement to the prospectus or any issuer free writing prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

(d) Use its reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders to keep such registration and qualification in effect for so long as the registration statement remains in effect, and to take any other action which may be reasonably necessary or advisable to enable such Holder to consummate the disposition in such jurisdictions of the securities owned by such Holder; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

(e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter(s) of such offering. Except as otherwise provided herein, each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

(f) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing. The Company will use reasonable efforts to amend or supplement such prospectus in order to cause such prospectus not to include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in light of the circumstances then existing.

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(g) Use its reasonable efforts to furnish, on the date that such Registrable Securities are delivered to the underwriters for sale, if such securities are being sold through underwriters, (i) an opinion, dated as of such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and (ii) a letter, dated as of such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities.

(h) Comply (and continue to comply) with all applicable rules and regulations of the SEC (including, without limitation, maintaining disclosure controls and procedures (as defined in Exchange Act Rule 13a-15(e)) and internal control over financial reporting (as defined in Exchange Act Rule 13a-15(f)) in accordance with the Exchange Act), and make generally available to its security holders, as soon as reasonably practicable after the effective date of the registration statement (and in any event within forty-five (45) days, or ninety (90) days if it is a fiscal year, after the end of such twelve-month (12) period described hereafter), an earnings statement (which need not be audited) covering the period of at least twelve (12) consecutive months beginning with the first day of the Company’s first calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder.

(i) (i) (A) cause all such Registrable Securities covered by such registration statement to be listed on the principal securities exchange on which similar securities issued by the Company are then listed (if any), if the listing of such Registrable Securities is then permitted under the rules of such exchange, or (B) if no similar securities are then so listed, to either cause all such Registrable Securities to be listed on a national securities exchange and, without limiting the generality of the foregoing, take all actions that may be required by the Company as the issuer of such Registrable Securities in order to facilitate the managing underwriter’s arranging for the registration of at least two market makers as such with respect to such shares with FINRA, and (ii) comply (and continue to comply) with the requirements of any self-regulatory organization applicable to the Company, including without limitation all corporate governance requirements.

(j) Provide and cause to be maintained a transfer agent and registrar for all such Registrable Securities covered by such registration statement not later than the effective date of such registration statement.

(k) Provide a CUSIP number for all Registrable Securities not later than the effective date of the registration statement.

(l) Use its commercially reasonable efforts to make available its employees and personnel for participation in “road shows” and other marketing efforts and otherwise provide reasonable assistance to the underwriters (taking into account the needs of the Company’s businesses and the requirements of the marketing process) in the marketing of Registrable Securities in any underwritten offering.

(m) Use its commercially reasonable efforts to prevent the entry of any order suspending the effectiveness of the registration statement and, in the event of the issuance of any such stop order, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any security included in such registration statement for sale in any jurisdiction, the Company shall use its commercially reasonable efforts promptly to obtain the withdrawal of such order at the earliest possible time.

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To the extent the Company is a well-known seasoned issuer (as defined in Rule 405 under the Securities Act) (a “WKSI”) at the time any demand registration request is submitted to the Company pursuant to Section 2.4 above, and such demand registration request requests that the Company file an automatic shelf registration statement (as defined in Rule 405 under the Securities Act) (an “automatic shelf registration statement”) on Form S-3, the Company shall file an automatic shelf registration statement which covers those Registrable Securities which are requested to be registered. The Company shall use its commercially reasonable efforts to remain a WKSI (and not become an ineligible issuer (as defined in Rule 405 under the Securities Act)) during the period during which such automatic shelf registration statement is required to remain effective. If the Company does not pay the filing fee covering the Registrable Securities at the time the automatic shelf registration statement is filed, the Company agrees to pay such fee at such time or times as the Registrable Securities are to be sold. If the automatic shelf registration statement has been outstanding for at least three (3) years, at the end of the third year the Company shall refile a new automatic shelf registration statement covering the Registrable Securities. If, at any time when the Company is required to re-evaluate its WKSI status, the Company determines that it is not a WKSI, the Company shall use its commercially reasonable efforts to refile the shelf registration statement on Form S-3 and, if such form is not available, Form S-1 and keep such registration statement effective during the period during which such registration statement is required to be kept effective.

If the Company files any shelf registration statement for the benefit of the holders of any of its securities other than the Holders, the Company agrees that it shall include in such registration statement such disclosures as may be required by Rule 430B under the Securities Act (referring to the unnamed selling security holders in a generic manner by identifying the initial offering of the securities to the Holders) in order to ensure that the Holders may be added to such shelf registration statement at a later time through the filing of a prospectus supplement rather than a post-effective amendment.

2.7 Delay of Registration; Furnishing Information.

(a) No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 2.

(b) It shall be a condition precedent to the obligations of the Company to take any action pursuant to Section 2.2, 2.3 or 2.4 that the selling Holders shall furnish to the Company such information regarding themselves, the Registrable Securities held by them and the intended method of disposition of such securities as shall be required to effect the registration of their Registrable Securities.

(c) The Company shall have no obligation with respect to any registration requested pursuant to Section 2.2 or Section 2.4 if the number of shares or the anticipated aggregate offering price of the Registrable Securities to be included in the registration does not equal or exceed the number of shares or the anticipated aggregate offering price required to originally trigger the Company’s obligation to initiate such registration as specified in Section 2.2 or Section 2.4, whichever is applicable.

2.8 Indemnification. In the event any Registrable Securities are included in a registration statement under Section 2.2, 2.3 or 2.4:

(a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, the partners, members, officers and directors of each Holder, any underwriter (as defined in the Securities Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, liabilities (joint or several), costs or expenses (or actions, proceedings or settlements in respect thereof) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, liabilities, costs or expenses (or actions, proceedings or settlements in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a “Violation”) by the Company: (i) any untrue statement or alleged untrue

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statement of a material fact contained in such registration statement or incorporated by reference therein, including any preliminary prospectus, final prospectus or issuer free writing prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any other federal, state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any other federal, state securities law in connection with the offering covered by such registration statement; and the Company will reimburse each such Holder, partner, member, officer, director, underwriter or controlling person for any legal or other expenses reasonably incurred by them, as such expenses are incurred, in connection with investigating or defending any such loss, claim, damage, liability or action, as incurred; provided, however, that the indemnity agreement contained in this Section 2.8(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such Holder, partner, member, officer, director, underwriter or controlling person of such Holder.

(b) To the extent permitted by law, each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualifications or compliance is being effected, indemnify and hold harmless the Company, each of its directors, its officers and each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter and any other Holder selling securities under such registration statement or any of such other Holder’s partners, members, directors or officers or any person who controls such Holder, against any losses, claims, damages, liabilities (joint or several), costs or expenses (or actions, proceedings or settlements in respect thereof) to which the Company or any such director, officer, controlling person, underwriter or other such Holder, or partner, member, director, officer or controlling person of such other Holder may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, liabilities, costs or expenses (or actions, proceedings or settlements in respect thereof) arise out of or are based upon any of the following statements: (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement or incorporated by reference therein, including any preliminary prospectus, final prospectus or issuer free writing prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act (collectively, a “Holder Violation”), in each case to the extent (and only to the extent) that such Holder Violation occurs in reliance upon and in conformity with written information furnished by such Holder under an instrument duly executed by such Holder and stated to be specifically for use in connection with such registration; and each such Holder will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, underwriter or other Holder, or partner, officer, director or controlling person of such other Holder in connection with investigating or defending any such loss, claim, damage, liability or action if it is judicially determined that there was such a Holder Violation; provided, however, that the indemnity agreement contained in this Section 2.8(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided, further, that in no event shall any indemnity under this Section 2.8(b) exceed the net proceeds from the offering received by such Holder and such Holder will not be liable for any amount paid in settlement of any such claim, loss, damage, liability or action if such settlement is effected without the written consent of such Holder, which consent shall not be unreasonably withheld, conditioned or delayed.

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(c) Promptly after receipt by an indemnified party under this Section 2.8 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 2.8, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses thereof to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding or if the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall relieve such indemnifying party of any liability to the indemnified party under this Section 2.8 to the extent, and only to the extent, materially prejudicial to its ability to defend such action, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 2.8.

(d) If the indemnification provided for in this Section 2.8 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any losses, claims, damages, liabilities, costs or expenses referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall to the extent permitted by applicable law contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect (i) in the case of a Company-initiated registration under Section 2.2, the relative benefits received by the Company on the one hand and the Holders whose Registrable Securities are included in the registration on the other hand, and (ii) in all cases, the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the Violation(s) or Holder Violation(s) that resulted in such loss, claim, damage, liability, cost or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, that (i) in no event shall any contribution by a Holder under this Section 2.8 (including any amounts paid by such Holder pursuant to Section 2.8(b)) exceed the net proceeds from the offering received by such Holder (ii) the liability of each Holder to contribute as described herein shall be several and not joint, and (iii) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

(e) Unless otherwise superseded by an underwriting agreement entered into in connection with the underwritten public offering, the obligations of the Company and Holders under this Section 2.8 shall survive completion of any offering of Registrable Securities in a registration statement and, with respect to liability arising from an offering to which this Section 2.8 would apply that is covered by a registration filed before termination of this Agreement, such termination. No indemnifying party, in the defense of any such claim or litigation, shall, except with the consent of each indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

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2.9 Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities pursuant to this Section 2 may be assigned by a Holder to a transferee or assignee of Registrable Securities (for so long as such shares remain Registrable Securities) that (a) is a partner, retired partner or Affiliate of any Holder; (b) is a Holder’s family member or trust for the benefit of an individual Holder, or (c) holds at least one hundred thousand (100,000) shares of Registrable Securities (as adjusted for stock splits and combinations) immediately after such transfer; provided, however, (i) the transferor shall, within ten (10) days after such transfer, furnish to the Company written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned and (ii) such transferee shall agree to be subject to all restrictions set forth in this Agreement.

2.10 Limitation on Subsequent Registration Rights. After the date of this Agreement, the Company shall not enter into any agreement with any holder or prospective holder of any securities of the Company that would grant such holder rights to demand the registration of shares of the Company’s capital stock, or to include such shares in a registration statement, unless, under the terms of such agreement, such rights are subordinate to the rights of the Holders or are approved by a majority in interest of the Registrable Securities then outstanding.

2.11 “Market Stand-Off” Agreement. Each Holder hereby agrees that such Holder shall not sell, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale, any Common Stock (or other securities) of the Company held by such Holder immediately prior to the effectiveness of the registration statement for such offering (other than those included in the registration or acquired in or following such registration) during the 180-day period following the effective date of the Initial Offering (or such longer period, not to exceed 18 days after the expiration of the 180-day period, as the underwriter and the Company may request in order to comply with applicable regulations), and that such Holder shall execute the standard lock-up agreement used in the Initial Offering; provided that all officers and directors of the Company and holders of at least one percent (1%) of the Company’s voting securities are bound by and have entered into similar agreements. The obligations described in this Section 2.11 shall only apply to the Initial Offering and shall not apply to (i) the sale of any shares to an underwriter pursuant to an underwriting agreement, (ii) a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms that may be promulgated in the future, or (iii) a registration relating solely to a transaction on Form S-4 or similar forms that may be promulgated in the future. Any discretionary waiver or termination of the restrictions of any or all of such agreements by the Company or the underwriters shall apply to all Holders subject to such agreements pro rata based on the number of shares subject to such agreements, unless waived by a majority of the then-outstanding Registrable Securities. The Company covenants that any subsequent Holder of Registrable Securities will be bound by a market stand-off agreement as defined in this Section 2.11.

2.12 Agreement to Furnish Information. Each Holder agrees to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriter that are consistent with the Holder’s obligations under Section 2.11 or that are necessary to give further effect thereto. In addition, if requested by the Company or the representative of the underwriters of Common Stock (or other securities) of the Company, each Holder shall provide, within ten (10) days of such request, such information as may be reasonably required by the Company or such representative in connection with the completion of any public offering of the Company’s securities pursuant to a registration statement filed under the Securities Act. The obligations described in Section 2.11 and this Section 2.12 shall not apply

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to a Special Registration Statement. The Company may impose stop-transfer instructions with respect to the shares of Common Stock (or other securities) subject to the foregoing restriction until the end of said day period. Each Holder agrees that any transferee of any shares of Registrable Securities shall be bound by Sections 2.11 and 2.12. The underwriters of the Company’s stock are intended third party beneficiaries of Sections 2.11 and 2.12 and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto.

2.13 Rule 144 Reporting. With a view to making available to the Holders the benefits of certain rules and regulations of the SEC which may permit the sale of the Registrable Securities to the public without registration, the Company agrees to use its best efforts to:

(a) Make and keep public information available, as those terms are understood and defined in SEC Rule 144 or any similar or analogous rule promulgated under the Securities Act, at all times after the effective date of the first registration filed by the Company for an offering of its securities to the general public;

(b) File with the SEC, in a timely manner, all reports and other documents required of the Company under the Exchange Act; and

(c) So long as a Holder owns any Registrable Securities, furnish to such Holder forthwith upon request: a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 of the Securities Act, and of the Exchange Act (at any time after it has become subject to such reporting requirements); a copy of the most recent annual or quarterly report of the Company filed with the Commission; and such other reports and documents as a Holder may reasonably request in connection with availing itself of any rule or regulation of the SEC allowing it to sell any such securities without registration.

2.14 Termination. Sections 2.2-2.13 of this Agreement shall terminate and be of no further force or effect upon the earliest of (i) the consummation of an Acquisition or Asset Transfer in which the holders of the Company’s capital stock receive cash or securities from a company subject to the reporting requirements of Section 12 of the Exchange Act in exchange for their equity interest in the Company; (ii) the date that is five (5) years following the closing of the Qualified Public Offering; or (iii) with respect to a particular Holder, such time as all Registrable Securities of such Holder may be sold pursuant to Rule 144 during any ninety (90) day period. Upon such termination, such shares shall cease to be “Registrable Securities” for all purposes.

SECTION 3. COVENANTS OF THE COMPANY.

3.1 Basic Financial Information.

(a) So long as an Investor (with its Affiliates) shall own not less than 1,000,000 shares of Registrable Securities (as adjusted for stock splits and combinations) (a “Major Investor”), the Company will furnish each Major Investor, as soon as practicable after the end of each fiscal year of the Company, and in any event within one hundred eighty (180) days thereafter, a balance sheet of the Company, as at the end of such fiscal year, and a statement of income and a statement of cash flows of the Company, for such year, all prepared in accordance with United States generally accepted accounting principles consistently applied (except as noted therein) and setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail. Such financial statements shall be accompanied by a report and opinion thereon by independent public accountants selected by the Company’s Board of Directors including the directors elected by the holders of Series B Stock, Series C Stock, Series D Stock, Series E Stock, Series F Stock, Series G Stock and Series I Stock. If the Company has any subsidiary whose accounts are consolidated with those of the Company for any period, then in respect of such period the financial statements delivered pursuant to this Section 3.1(a) shall be the consolidated and consolidating financial statements of the Company and all such consolidated subsidiaries.

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(b) The Company will furnish each Major Investor, as soon as practicable after the end of the quarterly accounting periods in each fiscal year of the Company, and in any event within forty-five (45) days thereafter, a balance sheet of the Company as of the end of each such quarterly period, and a statement of income and a statement of cash flows of the Company for such period and for the current fiscal year to date (with monthly detail and a statement of the Company’s headcount for each quarterly period if requested by an Investor), prepared in accordance with United States generally accepted accounting principles consistently applied (except as noted therein), with the exception that no notes need be attached to such statements and year-end audit adjustments may not have been made. If the Company has any subsidiary whose accounts are consolidated with those of the Company for any period, then in respect of such period the financial statements delivered pursuant to this Section 3.1(b) shall be the consolidated and consolidating financial statements of the Company and all such consolidated subsidiaries.

(c) The Company will furnish each Major Investor, as soon as practicable after the end of each of the Company’s quarterly accounting periods in each fiscal year of the Company, and in any event within forty-five (45) days thereafter, a detailed capitalization table of the Company, including a list of the Company’s outstanding convertible securities, which list shall include the face amount, issue date, maturity date, interest rate, conversion discount, change of control premium and valuation cap to the extent applicable.

(d) The Company will furnish each Major Investor, as soon as practicable after the end of each month in each fiscal year of the Company, and in any event within fifteen (15) days thereafter, a balance sheet of the Company as of the end of each such monthly period, and a statement of income and a statement of cash flows of the Company for such monthly period and for the current fiscal year to date, prepared in accordance with United States generally accepted accounting principles consistently applied (except as noted therein), with the exception that no notes need be attached to such statements and year-end audit adjustments may not have been made. If the Company has any subsidiary whose accounts are consolidated with those of the Company for any period, then in respect of such period the financial statements delivered pursuant to this Section 3.1(d) shall be the consolidated and consolidating financial statements of the Company and all such consolidated subsidiaries.

(e) The Company will furnish each Major Investor, as soon as practicable before the end of each fiscal year of the Company, and in any event within thirty (30) days beforehand, a budget and business plan for the next fiscal year that has been approved by the Company’s Board of Directors.

(f) The Company will furnish each Major Investor such other information relating to the financial condition, business prospects, or corporate affairs of the Company as any Major Investor may from time to time reasonably request.

3.2 Inspection Rights. Each Major Investor shall have the right to visit and inspect any of the properties of the Company or any of its subsidiaries, and to discuss the affairs, finances and accounts of the Company or any of its subsidiaries with its officers, and to review such information as is reasonably requested all at such reasonable times and as often as may be reasonably requested; provided, however, that the Company shall not be obligated under this Section 3.2 with respect to a competitor of the Company or with respect to information which the Board of Directors determines in good faith is confidential or attorney-client privileged and should not, therefore, be disclosed.

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3.3 Confidentiality of Records. Each Investor agrees to use the same degree of care as such Investor uses to protect its own confidential information to keep confidential any information furnished to such Investor pursuant to Section 3.1 or 3.2 hereof that the Company identifies as being confidential or proprietary (so long as such information is not in the public domain), except that such Investor may disclose such proprietary or confidential information (i) to any director, officer, investment committee member, employee, investment adviser, agent or advisor (including, without limitation, attorneys, accountants, consultants and financial advisors and other professionals) of such Investor (“Representative”) or general partner, actual or potential limited partner, member or other Affiliate of such Investor or any Representative of any such Affiliate, as long as such Representative, general partner, limited partner, member or other Affiliate is advised of and agrees or has agreed to be bound by the confidentiality provisions of this Section 3.3 or comparable restrictions; (ii) at such time as it enters the public domain through no fault of such Investor; (iii) that is communicated to it free of any obligation of confidentiality; (iv) that is developed by Investor or its agents independently of and without reference to any confidential information communicated by the Company or its Representative; (v) as required by applicable law or regulation, regulatory body, stock exchange, court or administrative order, or any listing or trading agreement applicable to such Investor; provided that, if it is reasonably practicable and legally permitted to do so, Investor gives the Company prompt written notice of such requirement prior to such disclosure and Investor gives assistance in obtaining an order protecting the information from public disclosure; or (vi) as otherwise agreed by the Company in writing.

3.4 Stock Vesting. Unless otherwise approved by the Board of Directors (including the directors elected by the holders of Series B Stock, Series C Stock, Series D Stock, Series E Stock, Series F Stock, Series G Stock and Series I Stock), all stock options and other stock equivalents issued after the date of this Agreement to employees, directors, consultants and other service providers shall be subject to (i) vesting as follows: (a) twenty-five percent (25%) of such stock shall vest at the end of the first year following such person’s services commencement date with the Company, and (b) seventy-five percent (75%) of such stock shall vest over the remaining three (3) years; and (ii) a one hundred eighty (180) day lockup period in connection with the Company’s initial registered public offering of Equity Securities. The Company shall retain a right of first refusal on transfers until the Company’s Initial Offering and the right to repurchase unvested shares at cost.

3.5 Qualified Small Business Stock. The Company will use commercially reasonable efforts to comply with the reporting and record keeping requirements of Section 1202(d)(1)(C) of the Internal Revenue Code of 1986, as amended (the “Code”), and the regulations thereunder, and during the one year period commencing on the initial Closing Date (as defined in the Purchase Agreement), the Company will not purchase any of its capital stock or permit any of its subsidiaries to purchase any of the Company’s capital stock in excess of the limitations set forth in Section 1202(c) of the Code, so long as the Company’s Board of Directors determines that it is in the best interests of and not unduly burdensome to the Company to comply with the provisions of Section 1202 of the Code. At the reasonable request of an Investor, the Company shall make a determination of whether the Shares (or their underlying Common Stock) constitute “qualified small business stock” within the meaning of Sections 1045 and 1202 of the Code and shall advise such Investors in writing of such determination within ten (10) days of the receipt of such request. Pursuant to such request by the Investors, the Company will provide information to support the “qualified small business stock” determination which may include financial statements, tax returns, and other documents that may be desired.

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3.6 Proprietary Information and Inventions Agreements. The Company shall require all employees and consultants with access to confidential information to execute and deliver a Proprietary Information and Inventions Agreement or Consulting Agreement, as applicable, in substantially the forms approved by the Company’s Board of Directors.

3.7 Termination of Covenants. All covenants of the Company contained in Section 3 of this Agreement (other than the provisions of Sections 3.4 and 3.7) shall expire and terminate as to each Investor upon the earlier of (i) the effective date of the registration statement pertaining to an Initial Offering that results in all of the then-outstanding shares of Preferred Stock being converted into Common Stock or (ii) upon an “Asset Transfer” or “Acquisition,” each as defined in the Company’s Amended and Restated Certificate of Incorporation as in effect as of the date hereof, in which the holders of the Company’s capital stock receive cash or publicly traded securities in exchange for their equity interest in the Company.

SECTION 4. RIGHTS OF FIRST REFUSAL.

4.1 Subsequent Offerings. Subject to applicable securities laws, (i) each Investor, so long as it holds Shares (or shares of Common Stock issued upon conversion of such Shares), shall have a right of first refusal to purchase its pro rata share of all Equity Securities, as defined below, that the Company may, from time to time, propose to sell and issue after the date of this Agreement, other than the Equity Securities excluded by Section 4.7 hereof (the “Offered Securities”) (in each case, that share of Offered Securities to which an Investor is entitled to subscribe is referred to herein as a “Subscription Share”). An Investor’s pro rata share is equal to the ratio of (a) the number of shares of the Company’s Common Stock (including all shares of Common Stock issuable or issued upon conversion of the Shares or upon the exercise of outstanding warrants or options) of which such Investor is deemed to be a holder immediately prior to the issuance of such Equity Securities to (b) the total number of shares of the Company’s outstanding Common Stock (including all shares of Common Stock issued or issuable upon conversion of the Shares or upon the exercise of any outstanding warrants or options) immediately prior to the issuance of the Equity Securities. The term “Equity Securities” shall mean (i) any Common Stock, Preferred Stock or other security of the Company, (ii) any security convertible into or exercisable or exchangeable for, with or without consideration, any Common Stock, Preferred Stock or other security (including any option to purchase such a convertible security), (iii) any security carrying any warrant or right to subscribe to or purchase any Common Stock, Preferred Stock or other security or (iv) any such warrant or right.

4.2 Exercise of Rights. If the Company proposes to issue any Equity Securities, it shall give each Investor written notice of its intention, describing the Equity Securities, the price and the terms and conditions upon which the Company proposes to issue the same. Each Investor shall have twenty (20) days from the giving of such notice to agree to purchase up to its applicable Subscription Share of the Equity Securities for the price and upon the terms and conditions specified in the notice by giving written notice to the Company and stating therein the quantity of Equity Securities to be purchased. The Company shall promptly, in writing, inform each Investor that elects to purchase all the shares available to it (a “Fully-Exercising Investor”) of any other Investor’s failure to do likewise. During the ten (10) day period commencing after such information is given, each Fully-Exercising Investor may elect to purchase a portion of the then unsubscribed Offered Securities. Each Fully-Exercising Investor will have the right to purchase up to its Oversubscription Share of the unsubscribed Offered Securities. Notwithstanding the foregoing, the Company shall not be required to offer or sell such Equity Securities to any Investor who would cause the Company to be in violation of applicable federal securities laws by virtue of such offer or sale. For purposes hereof, a Fully-Exercising Investor’s “Oversubscription Share” is equal to the ratio of (a) the number of shares of the Company’s Common Stock (including all shares of Common Stock issuable or issued upon conversion of the Shares or upon the exercise of outstanding warrants or options)

20

of which such Fully-Exercising Investor is deemed to be a holder immediately prior to the issuance of such Equity Securities to (b) the total number of shares of the Company’s Common Stock (including all shares of Common Stock issued or issuable upon conversion of the Shares or upon the exercise of any outstanding warrants or options) deemed to be held by all Fully-Exercising Investors immediately prior to the issuance of the Equity Securities. An Investor shall be entitled to apportion the right to purchase Offered Securities hereby granted to it among itself and its Affiliates in such proportions as it deems appropriate. The failure by any Holder to exercise its option to purchase Offered Securities with respect to one offering, sale or issuance shall not affect its option to purchase Offered Securities in any subsequent offering, sale or issuance.

4.3 Issuance of Equity Securities to Other Persons. The Company shall have sixty (60) days thereafter to sell the Equity Securities in respect of which the Investors’ rights were not exercised, at a price and upon general terms and conditions not materially more favorable to the purchasers thereof than specified in the Company’s notice to the Investors pursuant to Section 4.2 hereof. If the Company has not sold such Equity Securities within sixty (60) days of the notice provided pursuant to Section 4.2, the Company shall not thereafter issue or sell any Equity Securities, without first offering such securities to the Investors in the manner provided above.

4.4 Sale Without Notice. In lieu of giving notice to the Investors prior to the issuance of Equity Securities as provided in Section 4.2, the Company may elect to give notice to the Investors within thirty (30) days after the issuance of Equity Securities. Such notice shall describe the type, price and terms of the Equity Securities. Each Investor shall have twenty (20) days from the date of receipt of such notice to elect to purchase up to the number of shares that would maintain such Investor’s pro rata share of the Company’s equity securities after giving effect to such issuance. The closing of such sale shall occur within sixty (60) days of the date of notice to the Investors. The Company shall promptly, in writing, inform each Fully-Exercising Investor that elects to purchase all the shares available to it of any other Investor’s failure to do likewise. During the ten (10) day period commencing after such information is given, each Fully-Exercising Investor may elect to up to its Oversubscription Share of the unsubscribed Equity Securities. Notwithstanding the foregoing, the Company shall not be required to offer or sell such Equity Securities to any Investor who would cause the Company to be in violation of applicable federal securities laws by virtue of such offer or sale.

4.5 Termination and Waiver of Rights of First Refusal. The rights of first refusal established by this Section 4 shall not apply to, and shall terminate upon the earlier of (i) the effective date of a “Qualified Public Offering,” as defined in the Company’s Amended and Restated Certificate of Incorporation, as may be amended from time to time, or (ii) the consummation of an Acquisition or Asset Transfer.

4.6 Assignment of Rights of First Refusal. The rights of first refusal of each Investor under this Section 4 may be assigned to the same parties, subject to the same restrictions as any transfer of registration rights pursuant to Section 2.9.

4.7 Excluded Securities. The rights of first refusal established by this Section 4 shall have no application to any of the Equity Securities (i) that are excluded as “Additional Shares of Common Stock” pursuant to Article IV(D)(5)(h)(viii) of the Company’s Amended and Restated Certificate of Incorporation, as may be amended from time to time, and (ii) that are issued by the Company pursuant to the terms of Section 2.4 of the Purchase Agreement.

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SECTION 5. MISCELLANEOUS.

5.1 Governing Law. This Agreement shall be governed by and construed under the laws of the State of Delaware, without reference to conflicts of laws or principles thereof. Any controversy between the parties hereto involving any claim arising out of or relating to the termination of this Agreement, will be submitted to and be settled by final and binding arbitration in San Francisco County, in accordance with the then current Commercial Arbitration Rules of the American Arbitration Association (the “AAA”), and judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction thereof. Such arbitration shall be conducted by three (3) arbitrators chosen by the Company and the Purchasers, or failing such agreement, an arbitrator appointed by the AAA. There shall be limited discovery prior to the arbitration hearing as follows: (a) exchange of witness lists and copies of documentary evidence and documents relating to or arising out of the issues to be arbitrated, (b) depositions of all party witnesses and (c) such other depositions as may be allowed by the arbitrators upon a showing of good cause. Depositions shall be conducted in accordance with the California Code of Civil Procedure, the arbitrator shall be required to provide in writing to the parties the basis for the award or order of such arbitrator, and a court reporter shall record all hearings, with such record constituting the official transcript of such proceedings.

5.2 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the parties hereto and their respective permitted successors, assigns, heirs, executors, and administrators and shall inure to the benefit of and be enforceable by each person who shall be a holder of Registrable Securities from time to time; provided, however, that prior to the receipt by the Company of adequate written notice of the transfer of any Registrable Securities specifying the full name and address of the transferee, the Company may deem and treat the person listed as the holder of such shares in its records as the absolute owner and holder of such shares for all purposes, including the payment of dividends or any redemption price.

5.3 Entire Agreement. This Agreement, the Exhibits and Schedules hereto, the Purchase Agreement and the other documents delivered pursuant thereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and no party shall be liable or bound to any other in any manner by any oral or written representations, warranties, covenants and agreements except as specifically set forth herein and therein. Each party expressly represents and warrants that it is not relying on any oral or written representations, warranties, covenants or agreements outside of this Agreement.

5.4 Severability. In the event one or more of the provisions of this Agreement should, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

5.5 Amendment and Waiver.

(a) Except as otherwise expressly provided, this Agreement may be amended or modified, and the obligations of the Company and the rights of the Holders under this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only upon the written consent of the Company and the holders of a majority of the then-outstanding Registrable Securities; provided however that this Agreement shall not be amended without the consent of each Holder or Investor adversely affected if such amendment would modify the rights or obligations of that Holder or Investor as compared to the rights and obligations of the other Holders or Investors (i.e., if an amendment did not alter ratably the rights and obligations of the Holders or the Investors hereunder); and provided, further, that notwithstanding the foregoing, Sections 2.14, 3.7 and 5.5 of this Agreement shall not be amended or waived without the written consent of each of Oak Investment Partners XII, Limited Partnership, and GV 2013, L.P., and Redmile Capital Offshore Fund II, Ltd. and its Affiliates; and

22

provided, further, that notwithstanding the foregoing, Sections 2.11 and 3.1 of this Agreement shall not be amended or waived without the written consent of Fidelity Select Portfolios: Health Care Portfolio, Fidelity Select Portfolios: Medical Equipment and Systems Portfolio, Fidelity Central Investment Portfolios LLC: Fidelity Health Care Central Fund, Fidelity Advisor Series VII: Fidelity Advisor Health Care Fund, and Variable Insurance Products Fund IV: Health Care Portfolio; and provided, further, that notwithstanding the foregoing, the rights of holders of Series H Preferred Stock pursuant to Section 4 hereof may be waived (and this proviso may be amended) only upon the written consent of the holders of a majority of the then-outstanding Series H Preferred Stock; and provided, further, that notwithstanding the foregoing, Sections 2.1(b)(ii), 2.2(a), 2.11, 2.14, 3.1, 3.7 and 5.5 of this Agreement shall not be amended or waived without, and the rights of holders of Series I Preferred Stock pursuant to Section 4 hereof may be waived (and this proviso may be amended) only upon, in each case, the written consent of Carlyle.

(b) For the purposes of determining the number of Holders or Investors entitled to vote or exercise any rights hereunder, the Company shall be entitled to rely solely on the list of record holders of its stock as maintained by or on behalf of the Company.

5.6 Delays or Omissions. It is agreed that no delay or omission to exercise any right, power, or remedy accruing to any party, upon any breach, default or noncompliance by another party under this Agreement shall impair any such right, power, or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of any similar breach, default or noncompliance thereafter occurring. It is further agreed that any waiver, permit, consent, or approval of any kind or character on any party’s part of any breach, default or noncompliance under the Agreement or any waiver on such party’s part of any provisions or conditions of this Agreement must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, by law, or otherwise afforded to any party, shall be cumulative and not alternative.

5.7 Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient; if not, then on the next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the party to be notified at the address as set forth on the signature pages hereof or Exhibit A hereto or at such other address or electronic mail address as such party may designate by ten (10) days advance written notice to the other parties hereto.

5.8 Attorneys’ Fees. In the event that any suit or action is instituted under or in relation to this Agreement, including without limitation to enforce any provision in this Agreement, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

5.9 Titles and Subtitles. The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

5.10 Additional Investors. Notwithstanding anything to the contrary contained herein, if the Company shall issue additional shares of its Series I Stock, any purchaser of such shares of Series I Stock shall become a party to this Agreement by executing and delivering an additional counterpart signature page to this Agreement and shall be deemed an “Investor,” a “Holder” and a party hereunder.

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5.11 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

5.12 Aggregation of Stock. All shares of Registrable Securities held or acquired by Affiliated entities or persons or persons or entities under common management or control shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

5.13 Pronouns. All pronouns contained herein, and any variations thereof, shall be deemed to refer to the masculine, feminine or neutral, singular or plural, as to the identity of the parties hereto may require.

[THIS SPACE INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

COMPANY:

1LIFE HEALTHCARE, INC.

By:	/s/ Amir Dan Rubin
AMIR DAN RUBIN
President and Chief Executive Officer

Address:	130 Sutter Street, 2nd Floor
San Francisco, CA 94104

1LIFE HEALTHCARE, INC.

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT – SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

KEY HOLDERS:

/s/ Thomas Ho Lee
THOMAS HO LEE
Trustee of the TXL Revocable Trust

1LIFE HEALTHCARE, INC.

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT – SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTORS:

CARLYLE PARTNERS VII HOLDINGS, L.P.

BY: TC GROUP VII, L.P., ITS GENERAL PARTNER
BY: TC GROUP VII, L.L.C., ITS GENERAL PARTNER

/s/ Ram M. Jagannath
By: Ram M. Jagannath
Title: Authorized Person

1LIFE HEALTHCARE, INC.

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT – SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTORS:

OAK INVESTMENT PARTNERS XII, LIMITED PARTNERSHIP
By: Oak Associates XII, LLC, its General Partner

By:	/s/ Ann Lamont
Name: Ann Lamont
Title: Managing Member

1LIFE HEALTHCARE, INC.

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT – SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTORS:

DAG VENTURES IV-QP, L.P.
By:	DAG Ventures Management IV, LLC, its General Partner

By:	/s/ R. Thomas Goodrich
R. Thomas Goodrich, Managing Director

DAG VENTURES IV, L.P.
By:	DAG Ventures Management IV, LLC, its General Partner

By:	/s/ R. Thomas Goodrich
R. Thomas Goodrich, Managing Director

DAG VENTURES IV-A, LLC
By:	DAG Ventures Management IV, LLC, its Manager

By:	/s/ R. Thomas Goodrich
R. Thomas Goodrich, Managing Director

1LIFE HEALTHCARE, INC.

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT – SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTORS:

BENCHMARK CAPITAL PARTNERS V, L.P.
as nominee for
Benchmark Capital Partners V, L.P.
Benchmark Founders’ Fund V, L.P.
Benchmark Founders’ Fund V-A, L.P
Benchmark Founders’ Fund V-B, L.P.
and related individuals

By:	Benchmark Capital Management Co. V, L.L.C. its general partner

By:	/s/ Steven M. Spurlock
Steven M. Spurlock, Managing Member

Address:	2965 Woodside Road Woodside, CA 94062

1LIFE HEALTHCARE, INC.

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT – SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTORS:

GV 2013, L.P.
By: GV 2013 GP, L.L.C., its General Partner

By:	/s/ Daphne M. Chang

Name: Daphne M. Chang
Title: Authorized Signatory
Address:	GV 2013, L.P.
1600 Amphitheatre Parkway
Mountain View, CA 94043
With a copy to: notice@gv.com

1LIFE HEALTHCARE, INC.

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT – SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTORS:

MAVERICK FUND II, LTD.

By:	Maverick Capital, Ltd.,
its investment manager

By:	/s/ Ginessa Avile

Name: Ginessa Avile
Title: Assistant General Counsel

MAVERICK FUND, L.D.C.

By:	Maverick Capital, Ltd.,
its investment manager

By:	/s/ Ginessa Avile

Name: Ginessa Avile
Title: Assistant General Counsel

MAVERICK FUND USA, LTD.

By:	Maverick Capital, Ltd.,
its investment manager

By:	/s/ Ginessa Avile
Name: Ginessa Avile
Title: Assistant General Counsel

1LIFE HEALTHCARE, INC.

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT – SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTORS:

REDMILE CAPITAL OFFSHORE FUND II, LTD.

/s/ Jeremy Green
By: Jeremy Green
Title: Managing Member of the Investment Manager

REDMILE STRATEGIC MASTER FUND, L.P.

/s/ Jeremy Green
By: Jeremy Green
Title: Managing Member of the General Partner and the Investment Manager

REDMILE PRIVATE INVESTMENTS I, LP

/s/ Jeremy Green
By: Jeremy Green
Title: Managing Member of the General Partner and the Management Company

REDMILE PRIVATE INVESTMENTS I AFFILIATES, LP

/s/ Jeremy Green
By: Jeremy Green
Title: Managing Member of the General Partner and the Management Company

1LIFE HEALTHCARE, INC.

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT – SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTORS:

FIDELITY SELECT PORTFOLIOS: HEALTH CARE PORTFOLIO

By:	/s/ Jonathan Davis
Name:	Jonathan Davis
Title:	Authorized Signatory

FIDELITY SELECT PORTFOLIOS: MEDICAL EQUIPMENT AND SYSTEMS PORTFOLIO

By:	/s/ Jonathan Davis
Name:	Jonathan Davis
Title:	Authorized Signatory

FIDELITY CENTRAL INVESTMENT PORTFOLIOS LLC: FIDELITY HEALTH CARE CENTRAL FUND

By:	/s/ Jonathan Davis
Name:	Jonathan Davis
Title:	Authorized Signatory

1LIFE HEALTHCARE, INC.

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT – SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

FIDELITY ADVISOR SERIES VII: FIDELITY ADVISOR HEALTH CARE FUND

By:	/s/ Jonathan Davis
Name:	Jonathan Davis
Title:	Authorized Signatory

VARIABLE INSURANCE PRODUCTS FUND IV: HEALTH CARE PORTFOLIO

By:	/s/ Jonathan Davis
Name:	Jonathan Davis
Title:	Authorized Signatory

1LIFE HEALTHCARE, INC.

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT – SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTORS:

PEG DIGITAL GROWTH FUND II L.P.

By: J.P. Morgan Investment Management Inc.,
Its: Investment Advisor

By:	/s/ Tyler A. Jayroe
Name: Tyler A. Jayroe
Title: Managing Director

AARP INNOVATION FUND L.P.

By: J.P. Morgan Investment Management Inc.,
Its: Investment Advisor

By:	/s/ Tyler A. Jayroe
Name: Tyler A. Jayroe
Title: Managing Director

1LIFE HEALTHCARE, INC.

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT – SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTORS:

/s/ Thomas H. Lee
THOMAS H. LEE

1LIFE HEALTHCARE, INC.

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT – SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTORS:

By:	/s/ David Kennedy
David Kennedy, Trustee

1LIFE HEALTHCARE, INC.

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT – SIGNATURE PAGE

EXHIBIT A

SCHEDULE OF INVESTORS

NAME AND ADDRESS	SERIES A SHARES
BRICK AND MEG CONWAY	100,000
686 Capp Street San Francisco, CA 94110

TODD HENRICH	60,000
123 Boway Rd South Salem, NY 10590

MING AND MINAKO LEE	100,000
7527 42nd Ave NE Seattle, WA 98115

THOMAS HO LEE, TRUSTEE OF THE TXL REVOCABLE TRUST	400,000
1 Hawthorne Street, 23D San Francisco, CA 94105

JUSTIN MARTINKOVIC	20,000
810 Jones St #307 San Francisco, CA 94109

BRIAN MILFORD	10,000
941 Walnut Avenue Walnut Creek, CA 94598

MOSSER VENTURES	20,000
2826 Octavia Street San Francisco, CA 94123 Attn: Scott Mosser

WILLIAM T. REED AND AMY DAVIRRO, AS TRUSTEES OF THE WILLIAM REED AND AMY DAVIRRO REVOCABLE TRUST CREATED U/D/T DATED JUNE 3, 2014	85,000
148 Elm Avenue Mill Valley, CA 94941

LAIRD S.T. REED REVOCABLE TRUST	100,000
3352 S. Street N.W. Washington, DC 20007

J. SCOTT SINCLAIR	40,000
128 Wythe Avenue, PHD Brooklyn, NY 11249

SCHEDULE OF INVESTORS

NAME AND ADDRESS	SERIES A SHARES
JAMES WORKMAN	50,000
245 Downey Street San Francisco, CA 94117

EDWARD WU	50,000
77 Hudson Street, Apt. 5 New York, NY 10013

LIFEFORCE CAPITAL, LLC	25,000
106 Lincoln Boulevard, Suite 104 San Francisco, CA 94129 Attn: John Noonan

LIFEFORCE-CHS MANAGEMENT-ONE MEDICAL/1LIFE HEALTHCARE LLC	70,000
106 Lincoln Boulevard, Suite 104 San Francisco, CA 94129 Attn: John Noonan

TOTAL SERIES A PREFERRED:	1,130,000

NAME AND ADDRESS	SERIES B SHARES
BENCHMARK CAPITAL PARTNERS V, L.P.	5,749,630
2965 Woodside Road Woodside, CA 94062 Attn: Steve Spurlock

KENNEDY FAMILY TRUST	348,462
3930 Washington St. San Francisco, CA 94118 Attn: David Kennedy

SAINTS VENTURES II, L.P.	226,500
2020 Union Street San Francisco, CA 94123 Attn: Bob Keppler

TOTAL SERIES B PREFERRED:	6,324,592

SCHEDULE OF INVESTORS

NAME AND ADDRESS	SERIES C SHARES
DAG VENTURES IV-QP, L.P.	3,428,055
251 Lytton Avenue, Suite 200 Palo Alto, CA 94301 Tel: (650) 543-8180 Fax: (650) 328-2921

DAG VENTURES IV, L.P.	362,285
251 Lytton Avenue, Suite 200 Palo Alto, CA 94301 Tel: (650) 543-8180 Fax: (650) 328-2921

DAG VENTURES IV-A, LLC	1,082,954
251 Lytton Avenue, Suite 200 Palo Alto, CA 94301 Tel: (650) 543-8180 Fax: (650) 328-2921

BENCHMARK CAPITAL PARTNERS V, L.P.	3,736,192
2965 Woodside Road Woodside, CA 94062 Attn: Steve Spurlock

KENNEDY FAMILY TRUST	54,148
3930 Washington St. San Francisco, CA 94118 Attn: David Kennedy

TOTAL SERIES C PREFERRED:	8,663,634

SCHEDULE OF INVESTORS

NAME AND ADDRESS	SERIES D SHARES
OAK INVESTMENT PARTNERS XII, LIMITED PARTNERSHIP	9,519,276
901 Main Avenue, Suite 600 Norwalk, CT 06851

DAG VENTURES IV-QP, L.P.	1,377,508
251 Lytton Avenue, Suite 200 Palo Alto, CA 94301 Tel: (650) 543-8180 Fax: (650) 328-2921

DAG VENTURES IV, L.P.	145,576
251 Lytton Avenue, Suite 200 Palo Alto, CA 94301 Tel: (650) 543-8180 Fax: (650) 328-2921

BENCHMARK CAPITAL PARTNERS V, L.P.	3,046,168
2965 Woodside Road Woodside, CA 94062 Attn: Steve Spurlock

THOMAS HO LEE, TRUSTEE OF THE TXL REVOCABLE TRUST	95,192
1 Hawthorne Street, 23D San Francisco, CA 94105

SHARON A. KNIGHT 1993 TRUST	95,192
4315 21st Street San Francisco, CA 94114

TOTAL SERIES D PREFERRED:	14,278,912

SCHEDULE OF INVESTORS

NAME AND ADDRESS	SERIES E SHARES
MAVERICK FUND, L.D.C.	3,064,975
300 Crescent Court, Suite 1850 Dallas, TX 75201 Tel: (214)880-4040 Fax: (214)880-4042

MAVERICK FUND USA, LTD.	1,724,781
300 Crescent Court, Suite 1850 Dallas, TX 75201 Tel: (214)880-4040 Fax: (214)880-4042

MAVERICK FUND II, LTD.	1,415,256
300 Crescent Court, Suite 1850 Dallas, TX 75201 Tel: (214)880-4040 Fax: (214)880-4042

OAK INVESTMENT PARTNERS X II, LIMITED PARTNERSHIP	4,152,698
901 Main Avenue, Suite 600 Norwalk, CT 06851

BENCHMARK CAPITAL PARTNERS V, L.P.	1,358,786
2965 Woodside Road Woodside, CA 94062 Attn: Steve Spurlock

DAG VENTURES IV-QP, L.P.	627,242
251 Lytton Avenue, Suite 200 Palo Alto, CA 94301 Tel: (650) 543-8180 Fax: (650) 328-2921

DAG VENTURES IV, L.P.	66,287
251 Lytton Avenue, Suite 200 Palo Alto, CA 94301 Tel: (650) 543-8180 Fax: (650) 328-2921

TOTAL SERIES E PREFERRED:	12,410,025

SCHEDULE OF INVESTORS

NAME AND ADDRESS	SERIES F SHARES
MAVERICK FUND, L.D.C.	113,316
300 Crescent Court, Suite 1850 Dallas, TX 75201 Tel: (214)880-4040 Fax: (214)880-4042

MAVERICK FUND USA, LTD.	97,501
300 Crescent Court, Suite 1850 Dallas, TX 75201 Tel: (214)880-4040 Fax: (214)880-4042

MAVERICK FUND II, LTD.	381,243
300 Crescent Court, Suite 1850 Dallas, TX 75201 Tel: (214)880-4040 Fax: (214)880-4042

OAK INVESTMENT PARTNERS XII, LIMITED PARTNERSHIP	1,304,526
901 Main Avenue, Suite 600 Norwalk, CT 06851

BENCHMARK CAPITAL PARTNERS V, L.P.	1,325,406
2965 Woodside Road Woodside, CA 94062 Attn: Steve Spurlock

DAG VENTURES IV-QP, L.P.	611,832
251 Lytton Avenue, Suite 200 Palo Alto, CA 94301 Tel: (650) 543-8180 Fax: (650) 328-2921

DAG VENTURES IV, L.P.	64,658
251 Lytton Avenue, Suite 200 Palo Alto, CA 94301 Tel: (650) 543-8180 Fax: (650) 328-2921

GV 2013, L.P.	7,796,967
Attn: GV Legal Department 1600 Amphitheatre Parkway Mountain View, CA 94043 Facsimile: 650-887-1790 With a copy to (which shall not constitute notice): Email: notice@gv.com

TOTAL SERIES F PREFERRED:	11,695,449

SCHEDULE OF INVESTORS

NAME AND ADDRESS	SERIES G SHARES
REDMILE CAPITAL OFFSHORE FUND II, LTD. Letterman Digital Arts Center One Letterman Drive, Building D, Suite D3-700 San Francisco, CA 94129	759,209

REDMILE STRATEGIC MASTER FUND, L.P. Letterman Digital Arts Center One Letterman Drive, Building D, Suite D3-700 San Francisco, CA 94129	367,837

REDMILE PRIVATE INVESTMENTS I, LP Letterman Digital Arts Center One Letterman Drive, Building D, Suite D3-700 San Francisco, CA 94129	659,574

REDMILE PRIVATE INVESTMENTS I AFFILIATES, LP Letterman Digital Arts Center One Letterman Drive, Building D, Suite D3-700 San Francisco, CA 94129	491,007

FIDELITY SELECT PORTFOLIOS: HEALTH CARE PORTFOLIO Brown Brothers Harriman & Co. 525 Washington Blvd Jersey City NJ 07310 Attn: Michael Lerman 15th Floor Corporate Actions Email: michael.lerman@bbh.com Fax number: 617 772-2418	1,639,892

FIDELITY SELECT PORTFOLIOS: MEDICAL EQUIPMENT AND SYSTEMS PORTFOLIO Brown Brothers Harriman & Co. 525 Washington Blvd Jersey City NJ 07310 Attn: Michael Lerman 15th Floor Corporate Actions Email: michael.lerman@bbh.com Fax number: 617 772-2418	455,526

SCHEDULE OF INVESTORS

NAME AND ADDRESS	SERIES G SHARES
FIDELITY CENTRAL INVESTMENT PORTFOLIOS LLC: FIDELITY HEALTH CARE CENTRAL FUND	438,101
M. Gardiner & Co c/o JPMorgan Chase Bank, N.A P.O. Box 35308 Newark, NJ 07101-8006 Email: Fidelity.crcs@jpmorgan.com Jpmorganinformation.services@jpmorgan.com Fax number: 469-477-1510

FIDELITY ADVISOR SERIES VII: FIDELITY ADVISOR HEALTH CARE FUND	322,145
M. Gardiner & Co c/o JPMorgan Chase Bank, N.A P.O. Box 35308 Newark, NJ 07101-8006 Email: Fidelity.crcs@jpmorgan.com Jpmorganinformation.services@jpmorgan.com Fax number: 469-477-1510

VARIABLE INSURANCE PRODUCTS FUND IV: HEALTH CARE PORTFOLIO	181,172
M. Gardiner & Co c/o JPMorgan Chase Bank, N.A P.O. Box 35308 Newark, NJ 07101-8006 Email: Fidelity.crcs@jpmorgan.com Jpmorganinformation.services@jpmorgan.com Fax number: 469-477-1510

MAVERICK FUND II, LTD.	98,371
300 Crescent Court, Suite 1850 Dallas, TX 75201 Tel: (214)880-4040 Fax: (214)880-4042

OAK INVESTMENT PARTNERS XII, LIMITED PARTNERSHIP	216,748
901 Main Avenue, Suite 600 Norwalk, CT 06851

BENCHMARK CAPITAL PARTNERS V, L.P.	220,217
2965 Woodside Road Woodside, CA 94062 Attn: Steve Spurlock

SCHEDULE OF INVESTORS

NAME AND ADDRESS	SERIES G SHARES
DAG VENTURES IV-QP, L.P.	101,656
251 Lytton Avenue, Suite 200 Palo Alto, CA 94301 Tel: (650) 543-8180 Fax: (650) 328-2921

DAG VENTURES IV, L.P.	10,743
251 Lytton Avenue, Suite 200 Palo Alto, CA 94301 Tel: (650) 543-8180 Fax: (650) 328-2921

GV 2013, L.P.	111,472
Attn: GV Legal Department 1600 Amphitheatre Parkway Mountain View, CA 94043 Facsimile: 650-887-1790 With a copy to (which shall not constitute notice): Email: notice@gv.com

ALLEN PARTNERS FUND I LP	72,124
c/o Allen & Company LLC 711 Fifth Avenue New York, NY 10022 Attn: Peter DiLorio

JOHN KOSKI	1,898
c/o Allen & Company LLC 711 Fifth Avenue New York, NY 10022

ROBERT LOWE	1,898
c/o Allen & Company LLC 711 Fifth Avenue New York, NY 10022

DIGNITY HEALTH	455,525
185 Berry Street, Suite 300 San Francisco, CA 94107 Attn: Lisa Zuckerman

TOTAL SERIES G PREFERRED:	6,605,115

SCHEDULE OF INVESTORS

NAME AND ADDRESS	SERIES H SHARES
PEG DIGITAL GROWTH FUND II L.P.	5,383,180

Lawrence Unrein

JP Morgan Asset Management

Private Equity Group

320 Park Avenue - 15th Floor

NY1-U016

New York, NY 10022

Email: lawrence.m.unrein@jpmorgan.com

and:

Tyler Jayroe

JP Morgan Asset Management

Private Equity Group

320 Park Avenue - 15th Floor

NY1-U016

New York, NY 10022

Email: tyler.a.jayroe@jpmorgan.com

With a copy to (which shall not constitute notice):

Marc A. Persily

Proskauer Rose LLP

Eleven Times Square

New York, NY 10036-8299

Email: mpersily@proskauer.com

SCHEDULE OF INVESTORS

NAME AND ADDRESS	SERIES H SHARES
AARP INNOVATION FUND L.P. Lawrence Unrein JP Morgan Asset Management Private Equity Group 320 Park Avenue - 15th Floor NY1-U016 New York, NY 10022 Email: lawrence.m.unrein@jpmorgan.com and: Tyler Jayroe JP Morgan Asset Management Private Equity Group 320 Park Avenue - 15th Floor NY1-U016 New York, NY 10022 Email: tyler.a.jayroe@jpmorgan.com With a copy to (which shall not constitute notice): Marc A. Persily Proskauer Rose LLP Eleven Times Square New York, NY 10036-8299 Email: mpersily@proskauer.com	343,607

LANSDOWNE DEVELOPED MARKETS MASTER FUND LIMITED c/o Lansdowne Partners (UK) LLP 15 Davies Street London W1K 3AG United Kingdom Tel: +44 (0) 20 7290 5500 Email: PE@LansdownePartners.com With a copy to: Compliance@LansdownePartners.com	1,145,358

H. BARTON CO-INVEST FUND II, LLC 135 Main Street, Suite 850 San Francisco, CA 94105 Email: harris@bartonam.com, kyle@bartonam.com	114,536

FAVREAU 2008 TRUST, DTD 4-10-2008 c/o Shephard McIlwee Tinglof 9200 Sunset Boulevard, Penthouse 22 Los Angeles, CA 90069 Attn: Jon Favreau	114,536

SCHEDULE OF INVESTORS

NAME AND ADDRESS	SERIES H SHARES
OAK INVESTMENT PARTNERS XII, LIMITED PARTNERSHIP 901 Main Avenue, Suite 600 Norwalk, CT 06851	52,281

GV 2013, L.P. Attn: GV Legal Department 1600 Amphitheatre Parkway Mountain View, CA 94043 Facsimile: 650-887-1790 With a copy to (which shall not constitute notice): Email: notice@gv.com	28,634

MAVERICK FUND II, LTD. 300 Crescent Court, Suite 1850 Dallas, TX 75201 Tel: (214)880-4040 Fax: (214)880-4042	28,634

REDMILE CAPITAL OFFSHORE FUND II, LTD. Letterman Digital Arts Center One Letterman Drive, Building D, Suite D3-700 San Francisco, CA 94129	76,357

REDMILE STRATEGIC MASTER FUND, L.P. Letterman Digital Arts Center One Letterman Drive, Building D, Suite D3-700 San Francisco, CA 94129	36,995

REDMILE PRIVATE INVESTMENTS I, LP Letterman Digital Arts Center One Letterman Drive, Building D, Suite D3-700 San Francisco, CA 94129	66,337

REDMILE PRIVATE INVESTMENTS I AFFILIATES, LP Letterman Digital Arts Center One Letterman Drive, Building D, Suite D3-700 San Francisco, CA 94129	49,383

DIGNITY HEALTH 185 Berry Street, Suite 300 San Francisco, CA 94107	4,276

ALLEN PARTNERS FUND I LP c/o Allen & Company LLC 711 Fifth Avenue New York, NY 10022 Attn: Peter DiLorio	677

SCHEDULE OF INVESTORS

NAME AND ADDRESS	SERIES H SHARES
JOHN KOSKI c/o Allen & Company LLC 711 Fifth Avenue New York, NY 10022	18

ROBERT LOWE c/o Allen & Company LLC 711 Fifth Avenue New York, NY 10022	18

TOTAL SERIES H PREFERRED:	7,444,827

SCHEDULE OF INVESTORS

NAME AND ADDRESS	SERIES I SHARES
CARLYLE PARTNERS VII HOLDINGS, L.P. 520 Madison Avenue New York, NY 10022	17,699,115

TOTAL:	17,699,115

SCHEDULE OF INVESTORS